SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): JANUARY 31, 2005

                          GOLDEN PHOENIX MINERALS, INC.
               (Exact Name of Registrant as Specified in Charter)

            MINNESOTA                     0-22905             41-1878178
   (State or other jurisdiction         (Commission          (IRS Employer
         of incorporation)              File Number)        Identification No.)

        1675 EAST RIVER PRATER WAY, SPARKS, NEVADA               89434
         (Address of principal executive offices)              (Zip code)

                                 (775) 853-4919
               Registrant's telephone number, including area code


          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

      On January 31, 2005, Golden Phoenix Minerals, Inc. (the "Company") sold its 30% interest in the Borealis Gold Project to Borealis Mining Company, a wholly-owned subsidiary of Gryphon Gold Corporation for a series of cash payments totaling $1,400,000. Borealis Mining Company paid the Company $400,000 on January 31, 2005 and will be obligated to make payments to the Company of $250,000 every ninety (90) days. The Company obtained its interest in the Borealis Gold Project pursuant to a previous joint venture agreement with Gryphon Gold Corporation. With the purchase of the Company's 30% interest, Gryphon Gold Corporation owns 100% of the Borealis Gold Project. Gryphon Gold is guaranteeing Borealis Mining Company's payment obligation to the Company by depositing fifteen percent (15%) of Borealis Mining Company's capital stock into an escrow account.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    February 10, 2005         GOLDEN PHOENIX MINERALS, INC.

                                   By:    /s/ Jeffrey P. Tissier
                                          -------------------------------------
                                   Name:  Jeffrey P. Tissier
                                   Title: Co-Chairman of the Board of Directors


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